UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2006

REDWOOD TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13759	68-0329422
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification No.)
incorporation)
One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices and Zip Code)
(415) 389-7373
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

Item 9.01 Financial Statements and Exhibits.

Signatures

Exhibit Index

Exhibits
Exhibit 99.1 Press Release, dated May 4, 2006
Exhibit 99.2 The Redwood Review – 1st Quarter 2006

Item 2.02. Results of Operations and Financial Condition; Item 7.01 Regulation FD Disclosure.
     On May 4, 2006, Redwood Trust, Inc. issued a press release regarding its financial results for the quarter ended March 31, 2006. Redwood Trust, Inc. hereby furnishes a copy of such press release, as Exhibit 99.1 to this current report on Form 8-K.
     On May 4, 2006, Redwood Trust, Inc. issued “The Redwood Review – 1st Quarter 2006.” Redwood Trust, Inc. hereby furnishes a copy of such document, as Exhibit 99.2 to this current report on Form 8-K.
     The information in this report shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit 99.1	Press Release, dated May 4, 2006
Exhibit 99.2	The Redwood Review – 1st Quarter 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 4, 2006	REDWOOD TRUST, INC.

	By:	/s/ Harold F. Zagunis

Harold F. Zagunis
Vice President, Chief Financial Officer,
and Secretary

Exhibit Index

Exhibit No.	Exhibit Title

99.1	Press Release dated May 4, 2006

99.2	The Redwood Review – 1st Quarter 2006